Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Elite Information Group, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 as submitted for filing with the Securities and Exchange Commission on November 13, 2002 (the “Report”), I, Barry D. Emerson, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2002

/s/ Barry D. Emerson Barry D. Emerson Vice President and Chief Financial Officer Elite Information Group, Inc.